                                                                      EXHIBIT 21

             SUBSIDIARIES OF UNITED PARCEL SERVICE OF AMERICA, INC.
                            AS OF DECEMBER 31, 1997

WHOLLY-OWNED SUBSIDIARIES

                                                                 DATE OF
            SUBSIDIARIES             STATE OF INCORPORATION   INCORPORATION
            ------------             ----------------------   -------------
United Parcel Service Co............       Delaware         January 22, 1953
UPS (Germany) Inc. .................       Delaware         September 10, 1980
United Parcel Service General
 Services Co. ......................       Delaware         November 4, 1957
United Parcel Service, Inc. ........       New York         June 27, 1930
United Parcel Service, Inc. ........       Ohio             March 19, 1934
United Parcel Service, Inc.
 (Virginia) ........................       Virginia         September 21, 1970
United Parcel Service Oasis Supply
 Corporation........................       Delaware         September 9, 1997
UPS Procurement Services
 Corporation........................       Delaware         September 9, 1997
UPS Internet Services, Inc..........       Delaware         August 8, 1997
UPS Professional Services, Inc......       Delaware         December 8, 1997
UPS Deutschland Management L.L.C....       Georgia          November 21, 1997
UPS Customhouse Brokerage, Inc......       Delaware         April 1, 1985
UPS International General Services
 Co. ...............................       Delaware         August 12, 1988
UPS International, Inc. ............       Delaware         July 5, 1988
  UPS International Forwarding, Inc.
   .................................       Delaware         August 13, 1990
  UPS of Ireland, Inc...............       Delaware         January 9, 1992
  UPS of Argentina, Inc. ...........       Delaware         March 17, 1992
  UPS of Brazil, Inc................       Delaware         November 12, 1993
  UPS of Greece, Inc................       Delaware         May 10, 1996
  UPS of Portugal, Inc..............       Delaware         June 30, 1992
  UPS of Norway, Inc. ..............       Delaware         September 25, 1992
  United Parcel Service Espana
   Ltd..............................       Delaware         December 4, 1992
  United Parcel Service Italia,
   S.R.L. ..........................       Delaware         January 11, 1993
  UPS of China, Inc.................       Delaware         April 25, 1995
UPS Logistics Group, Inc. ..........       Delaware         May 24, 1996
  UPS Truck Leasing, Inc............       Delaware         September 11, 1991
  UPS Worldwide Logistics, Inc. ....       Delaware         December 18, 1992
  Worldwide Dedicated Services,
   Inc..............................       Delaware         June 9, 1995
  Diversified Trimodal, Inc. .......       Delaware         July 25, 1979
  Roadnet Technologies, Inc.........       Delaware         May 12, 1986
  SonicAir, Inc.....................       Arizona          February 16, 1995
UPS Worldwide Forwarding, Inc.......       Delaware         August 12, 1988
UPICO Corporation ..................       Delaware         December 26, 1974
UPS Aviation Services, Inc..........       Delaware         February 7, 1989
The Orly Company L.L.C..............       Delaware         March 25, 1994
Merchants Parcel Delivery...........       Washington       April 5, 1909
Trailer Conditioners, Inc. .........       Delaware         March 22, 1982
II Morrow, Inc......................       Oregon           March 9, 1982
UPS Air Leasing, Inc. ..............       Delaware         October 12, 1989
  Avenair Corporation...............       Nevada           November 14, 1994
  Nevair Corporation ...............       Nevada           November 10, 1994
UPS Telecommunications, Inc.........       Delaware         April 25, 1990
Crossroads Distribution Center
 Property Owners Association
 Corporation........................       Illinois         May 4, 1989
UPS Properties, Inc. ...............       Delaware         May 9, 1990
 El Paso Distribution Center, Inc.
  (One).............................       Texas            September 17, 1990

                                                                  DATE OF
            SUBSIDIARIES             STATE OF INCORPORATION    INCORPORATION
            ------------             ----------------------    -------------
 El Paso Distribution Center, Inc.
  (Two).............................  Texas                 September 17, 1990
 Tri-State Distribution, Inc.
  (One).............................  Illinois              September 14, 1990
 Tri-State Distribution, Inc.
  (Two).............................  Illinois              September 14, 1990
 Tri-State Distribution, Inc.
  (Three)...........................  Illinois              September 14, 1990
 Tri-State Distribution, Inc.
  (Four)............................  Illinois              September 14, 1990
 Tri-State Distribution, Inc.
  (Five)............................ Illinois               September 14, 1990
 Vista Distribution Center, Inc.
  (One).............................  Nevada                September 14, 1990
 Vista Distribution Center, Inc.
  (Two).............................  Nevada                September 14, 1990
 Vista Distribution Center, Inc.
  (Three)...........................  Nevada                September 14, 1990
 Vista Distribution Center, Inc.
  (Four)............................  Nevada                September 14, 1990.
 Vista Distribution Center, Inc.
  (Five)............................  Nevada                September 14, 1990
Upinsco, Inc. ......................  U.S. Virgin Islands   December 1, 1994
Velleb, Inc.........................  Washington            October 30, 1995
Adi Realty Company .................  Idaho                 March 30, 1979
Alko Corporation....................  Oklahoma              December 7, 1976
Bardale Company ....................  Illinois              July 1, 1965
Basplaz Corporation.................  Delaware              January 16, 1987
Brastock Corporation ...............  Nebraska              April 15, 1974
Brookind Corporation................  Illinois              January 26, 1970
Buckroe Corporation ................  Alabama               September 17, 1984
Burdence Corporation................  Rhode Island          September 26, 1969
Chasreal, Inc. .....................  West Virginia         January 20, 1965
Cleve Company.......................  Ohio                  December 19, 1958
Cova Corporation ...................  Virginia              March 13, 1978
Dakkel Corporation..................  South Dakota          February 11, 1971
Dalho Corporation ..................  Texas                 January 29, 1970
Darico, Inc.........................  Connecticut           May 26, 1969
Daven Corporation ..................  Iowa                  June 14, 1976
Deerfield Corporation...............  Illinois              June 20, 1986
Denado Corporation .................  Colorado              March 1, 1971
Dullesport Corporation..............  Virginia              September 2, 1987
Edison Corporation .................  New Jersey            April 21, 1970
Elsil Corporation...................  Illinois              July 3, 1986
Evind Corporation ..................  Indiana               November 6, 1969
Fardak Corporation..................  North Dakota          February 11, 1971
Galanta Company ....................  Georgia               July 15, 1968
Kylou, Inc..........................  Kentucky              May 24, 1982
Labar Corporation ..................  Louisiana             October 12, 1983
Lakefair Corporation................  Virginia              September 1, 1987
Mascester Company, Inc. ............  Massachusetts         June 13, 1969
Masreal Company, Inc................  Massachusetts         November 8, 1962
Mexalb Corporation .................  New Mexico            September 15, 1975
Minneagen Real Estate Company.......  Minnesota             January 28, 1985
Missjack Company ...................  Mississippi           January 4, 1971
Montbill Corporation................  Montana               July 22, 1976
Moroc Corporation ..................  Missouri              October 6, 1972
Newbany Corporation.................  New York              September 23, 1969
Nubee, Inc. ........................  New York              December 9, 1943
Oshcon Corporation..................  Wisconsin             April 16, 1974
Parkprop, Inc. .....................  Kansas                March 7, 1989

                                                                  DATE OF
            SUBSIDIARIES              STATE OF INCORPORATION   INCORPORATION
            ------------              ----------------------   -------------
Penallen Corporation ...............    Pennsylvania         July 7, 1969
Ralcar Corporation..................    North Carolina       April 20, 1970
Rockapar Corporation ...............    Arkansas             April 30, 1973
Royoak, Incorporated................    Michigan             July 10, 1969
Sallad Corporation..................    Texas                February 26, 1982
Saluta Corporation..................    Utah                 February 22, 1977
Saskan Corporation..................    Kansas               June 16, 1969
  Kacika Corporation................    Kansas               November 13, 1984
Socol Company, Inc..................    South Carolin        July 2, 1969.
Solacal Company.....................    California           February 16, 1966
  Lacalos Corporation...............    Nevada               January 29, 1986
Sophil Company .....................    Pennsylvania         August 22, 1962
South Seventh Corporation...........    Washington           June 11, 1969
Stadiana, Inc. .....................    Indiana              April 1, 1959
Swanpor Corporation.................    Oregon               May 13, 1970
Temphis Corporation ................    Tennessee            September 10, 1969
Valacal Company.....................    California           July 7, 1966
Verbal Corporation .................    Maryland             September 18, 1969
Verlas Corporation..................    Nevada               March 24, 1971
Willmanch Corporation ..............    New Hampshire        October 30, 1973
Wycas Corporation...................    Wyoming              June 10, 1976
Wyld, Inc...........................    Delaware             September 5, 1980
INTERNATIONAL SUBSIDIARIES
--------------------------
                                                                  DATE OF
            SUBSIDIARIES                     COUNTRY           INCORPORATION
            ------------                     -------           -------------
United Parcel Service Pty. Ltd......    Australia            December 7, 1990
UPS Pty. Ltd........................    Australia            January 19, 1990
United Parcel Service
 Speditionsgesellschaft m.b.H. .....    Austria              September 2, 1986
UPS Transport GmbH..................    Austria              November 5, 1986
United Parcel Service (Bahrain) WLL
 ...................................    Bahrain              February 19, 1983
United Parcel Service Belgium N.V...    Belgium              December 22, 1988
UPS Europe N.V./S.A.................    Belgium              September 24, 1996
United Parcel Service (Bermuda) Ltd.
 ...................................    Bermuda              June 25, 1985
UPS DO Brasil & Cia.................    Brazil               January 24, 1994
2855-8278 Quebec Inc. ..............    Canada               April 24, 1991
724352 Ontario Inc..................    Canada               June 19, 1987
United Parcel Service Canada Ltd. ..    Canada               September 19, 1974
United Parcel Service Cayman Islands
 Limited............................    Cayman Islands       June 5, 1992
United Parcel Service Chile
 Limitada...........................    Chile                January 14, 1997
UPS De San Jose, S.A. ..............    Costa Rica           July 27, 1995
UPS Denmark A/S.....................    Denmark              January 1, 1989
UPS Dominicana S.A. ................    Dominican Republic   June 18, 1997
United Parcel Services Finland OY ..    Finland              January 28, 1987
United Parcel Service France
 S.N.C..............................    France               March 31, 1994
Prost-Transports S.A.
 Speditionsgesellschaft gmbH .......    Germany              1989
UPS Air Cargo Service GmbH..........    Germany              January 12, 1988
UPS Grundstuecksverwaltungs GmbH ...    Germany              February 25, 1985
UPS Transport GmbH..................    Germany              August 5, 1976
UPS Transport GmbH II ..............    Germany              July 23, 1990
UPS Worldwide Logistics GmbH........    Germany              August 17, 1993
UPS Parcel Delivery Service Limited
 ...................................    Hong Kong            November 6, 1987

                                                                  DATE OF
                SUBSIDIARIES                     COUNTRY       INCORPORATION
                ------------                     -------       -------------
United Parcel Service CSTC Ireland Limited..  Ireland        June 8, 1995
United Parcel Service of Ireland Limited ...  Ireland        March 25, 1986
United Parcel Service Italia, S.R.L.........  Italy          July 30, 1986
UPS Japan Limited ..........................  Japan          October 14, 1986
United Parcel Service Jersey Limited........  Jersey         October 23, 1973
United Parcel Service (M)Sdn. Bhd. .........  Malaysia       August 17, 1988
United Parcel Service (Transport) Sdn. Bhd.
 ...........................................  Malaysia       October 2, 1989
United Parcel Service De Mexico S.A. De
 C.V........................................  Mexico         November 22, 1989
UPS Worldwide Logistics de Mexico...........  Mexico         June 3, 1996
Prost-Transports Nederland B.V. ............  Netherlands    July 20, 1988
United Parcel Service Nederland B.V.........  Netherlands    December 19, 1985
UPS Norge A/S ..............................  Norway         August 8, 1986
United Parcel Service Singapore PTE Lted....  Singapore      June 15, 1988
UPS Worldwide Logistics Asia Pte., Inc......  Singapore      November 17, 1995
Sociedad Iversora Sanrelman, S.A. ..........  Spain          November 17, 1988
United Parcel Service Espana Ltd. Y Compa-
 nia, S.R.C.................................  Spain          January 1, 1993
UPS Spain, S.L. ............................  Spain          March 9, 1988
United Parcel Service Sweden AB.............  Sweden         January 1, 1966
United Parcel Service (Switzerland) ........  Switzerland    August 28, 1986
UPS Parcel Delivery Service Limited.........  Thailand       September 28, 1988
Atexco (1991) Limited ......................  United Kingdom March 6, 1985
Atlasair Limited............................  United Kingdom July 24, 1947
Carryfast Limited ..........................  United Kingdom August 4, 1941
IML Air Services Group Limited..............  United Kingdom February 11, 1969
United Parcel Service of America ...........  United Kingdom October 28, 1991
UPS (UK) Limited............................  United Kingdom October 2, 1984
UPS Limited ................................  United Kingdom July 24, 1985
UPS of America Limited......................  United Kingdom March 5, 1985